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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2002

Zeros & Ones, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)
33-26531LA (Commission File Number)	88-0241079 (I.R.S. Employer Identification No.)
11611 San Vicente Boulevard, Suite 615, Los Angeles, California (Address of principal executive offices)	90049 (Zip Code)
Registrant's telephone number, including area code: (310) 820-0401

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Total number of pages in this document: 43

TABLE OF CONTENTS

ITEM 1.	CHANGES IN CONTROL OF REGISTRANT	1
ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS	1
ITEM 3.	BANKRUPTCY OR RECEIVERSHIP	1
ITEM 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT	1
ITEM 5.	OTHER EVENTS	1
ITEM 6.	RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS	1
ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS	1
SIGNATURES		2

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On and effective as of February 15, 2002, the Company closed the transactions contemplated under its Stock Purchase Agreement with Joint Employers Group, Inc., a California corporation ("JEG"), Administrative Employers Group, Inc., a California corporation, and JEG, LLC, a California limited liability company (the "Shareholder"), pursuant to which the Company acquired approximately 100% of the total issued and outstanding common stock of JEG (the "Agreement"). As consideration for the sale to the Company by the Shareholder of its 20,000,000 shares of JEG common stock (the "Shares"), the Company issued to the Shareholder 24,000,000 shares of the Company's common stock. The Shares are subject to a first priority perfected security interest in favor of Mark J. Richardson, who has posted a substantial letter of credit for JEG's workman's compensation insurance policy. Pursuant to the Agreement, the Company agreed to replace or arrange to have replaced certain letters of credit and cash reserves in the amount of $1,700,000 (the "Reserves"), which are security for JEG's workman's compensation insurance policy, on or before March 1, 2002, but in no event later than March 1, 2003. In the event the Company does not replace the Reserves by March 31, 2002, the Company will be obligated to issue to the Shareholder 10,000,000 warrants to purchase 10,000,000 shares of the Company's common stock at an exercise price of $0.0001 per share, exercisable for a period of five years from the date of issuance, with customary anti-dilution covenants in the event of a stock split, stock dividend, or similar transaction by the Company. Additionally, the Shares will remain subject to the Lien until the earlier to occur of (a) replacement of the Reserves or (b) a release of all funds comprising the Reserves without any liability to the individuals who contributed funds to the Reserves. A copy of the Agreement is attached to this Report in Item 7(c) as Exhibit 7.1.

ITEM 3. BANKRUPCTY OR RECEIVERSHIP

        Not Applicable.

ITEM 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

        Not Applicable.

ITEM 5. OTHER EVENTS.

        Not Applicable.

ITEM 6. RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

        Not Applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

  (a)
  Financial Statements of Business Acquired

  Audited balance sheets and related financial statements for Joint Employers Group, Inc. for the years ended and as of June 30, 2001 and June 30, 2000.

  Compiled balance sheet and related financial statements for Joint Employers Group, Inc. for the periods ended and as of December 31, 2001 and December 31, 2000.

  (b)
  Pro Forma Financial Information

    To be filed by amendment to this Report.

  (c)
  Exhibits

  7.1
  Stock Purchase Agreement, dated February 15, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZEROS & ONES, INC.
(Registrant)
Date: February 15, 2002	/s/ ROBERT HOLTZ Robert Holtz, Chief Executive Officer

2

[ACI LETTERHEAD]

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders of
Joint Employers Group
(A California Corporation)

        We have audited the accompanying balance sheets of Joint Employers Group (a California corporation) as of June 30, 2001 and 2000 and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Joint Employers Group as of June 30, 2001 and 2000, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ ARMANDO C. IBARRA ARMANDO C. IBARRA, CPA-APC

ChulaVista, California
November 19, 2001

JOINT EMPLOYERS GROUP
(A Corporation)
Balance Sheets

	Year Ended June 30, 2001	Year Ended June 30, 2000
ASSETS
Current Assets
Cash in Bank	$120,548	$151,251
Accounts Receivable	607,998	64,725
Insurance Receivable	—	285,541
Federal Income Tax Benefit	28,750	12,669
Prepaid Income Taxes	2,332	—

Total Current Assets	759,628	514,186
Net Office Furniture & Equipment	117,744	117,300
Other Assets
Worker's Comp. Deposit	1,302,762	195,000
Worker's Comp.Fund	214,000	25,000
Rent Deposit	5,625	5,625
Other Deposits	1,685	1,685

Total Other Assets	1,524,072	227,310

TOTAL ASSETS	$2,401,444	$858,796

See Notes to Financial Statements

JOINT EMPLOYERS GROUP
(A Corporation)
Balance Sheets (Continued)

	Year Ended June 30, 2001	Year Ended June 30, 2000
LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable	$156,135	$66,087
Payroll Taxes Payable	358,370	275,232
Employee Benefits Payable	264,153	150,832
Lines of Credit	204,385	125,687
Credit Cards Payable	39,603	43,168
Income Tax Payable	—	3,613
Rent Payable	—	5,625
Short Term Notes for Workers' Comp. Deposits	986,595	95,000
Workers' Comp. Premium Payable	70,959	—
Accrued Interest	73,031	—

Total Current Liabilities	2,153,230	765,245
Long-Term Liabilities
Client Workers' Comp. Deposits	60,146	—

Total Long-Term Liabilities	60,146	—

TOTAL LIABILITIES	2,213,376	765,245
Stockholders' Equity
Common Stock No par Value, 5,000,000 shares authorized; 955,000 shares issued and outstanding.	5,000	5,000
Paid in Capital	71,000	71,000
Retained Earnings	112,068	17,551

Total Stockholders' Equity	188,068	93,551

TOTAL LIABILITIES & STOCKHOLDER'S EQUITY	$2,401,444	$858,796

See Notes to Financial Statements

JOINT EMPLOYERS GROUP
(A Corporation)
Statements of Operations

	Year Ended June 30, 2001	Year Ended June 30, 2000
REVENUES	$47,256,886	$36,138,242
COST OF REVENUES	45,423,164	35,124,172

GROSS PROFIT	1,833,722	1,014,070
OPERATING EXPENSES
Selling Expenses	79,092	177,415
New Client Start-up Expenses	87,254	—
General & Operating Expenses	971,402	286,942
Salaries, Wages and Related	559,388	439,637

TOTAL OPERATING EXPENSES	1,697,136	903,994

INCOME BEFORE OTHER EXPENSES	136,586	110,076
Other Expenses
Interest Expense	70,819	9,954
Loss Due to Embezzlement	180,779	0

Total Other Expenses	251,598	9,954

NET INCOME (LOSS) BEFORE TAXES	(115,012)	100,122
Income Tax (Provision)\Benefit	28,750	(3,984)

NET INCOME (LOSS)	$(86,262)	$96,138

See Notes to Financial Statements

JOINT EMPLOYERS GROUP
(A Corporation)
Schedules of Costs of Services and Sales Expenses

	Year Ended June 30, 2001	Year Ended June 30, 2000
Costs of Revenues
Salary/Wages—Leased	$40,575,541	$31,610,409
Payroll Taxes	3,457,091	2,768,227
Worker's Compensation Insurance	803,451	685,467
ELP Insurance	0	58,870
Printing (Manuals, etc.)	0	1,199
Medical Insurance	322,430	—
Employer Contribution to Med.	244,180	—
ER 401k Contributions	20,471	—

Total Costs of Revenues	$45,423,164	35,124,172

Selling Expenses
Sales-Gas and Other Expenses	$0	$9,254
Consulting Fees	0	37,231
Commissions	50,717	111,984
Travel	9,396	719
Promotional	10,345	5,254
Sales Leads/Listings	3,464	3,228
Printing	5,170	9,745

Total Selling Expenses	$79,092	177,415

New Client Start-Up Expenses
Office	$30,025	$—
Contract Labor	1,659	—
Miscellaneous	55,570	—

Total New Client Start-Up Expenses	$87,254	0

See Notes to Financial Statements

JOINT EMPLOYERS GROUP
(A Corporation)
Schedules of General and Operating Expenses

	Year Ended June 30, 2001	Year Ended June 30, 2000
General & Operating Expenses
Auto Expense	$10,505	$4,908
Auto Reimbursment	19,717	28,472
Bad Debts	72,489	—
Bank Charges	53,686	8,215
Casual Labor	—	1,151
Client Employee Recruiting Exp.	684	869
Consulting	174,710	2,284
Contractual Services	173,155	—
Credit Card Expenses	21,002	—
Delivery/Payroll Clients	—	5,321
Depreciation	36,740	23,952
Donations	—	200
Dues & Subscriptions	2,572	547
Employee First Aid Injuries	4,877	1,361
Employee Testing	5,682	2,133
Freight	—	9,093
Insurance	16,937	3,577
Insurance-Life	10,121	4,337
Leases	71,533	68,595
Legal	133,908	37,867
Licenses & Permits	39,252	276
Miscellaneous	18,246	7,257
Office Expense	42,679	29,908
Printing	8,052	8,965
Public Relations	1,750	358
Repairs & Maintenance	876	3,197
Software	9,150	14,586
Storage	—	1,029
Telephone	9,309	17,332
Travel	6,561	480
Utilities	27,210	672

Total General & Operating Expenses	$971,402	$286,942

See Notes to Financial Statements

JOINT EMPLOYERS GROUP
(A Corporation)
Statement of Stockholders' Equity
From June 30, 1998 through June 30, 2001

	Common Stock Shares	Common Stock Amount	Paid in Capital	Retained Earnings	Total
Balance, June 30, 1998	955,000	$5,000		$(168,920)	$(163,920)
Net income				90,333	90,333

Balance, June 30, 1999	955,000	$5,000	$—	$(78,587)	$(73,587)

Paid in Capital			71,000	71,000
Net income				96,138	96,138

Balance, June 30, 2000	955,000	$5,000	$71,000	$17,551	$93,551

Loss due to embezzlement				180,779	180,779
Net income				(86,262)	(86,262)

Balance, June 30, 2001	955,000	$5,000	$71,000	$112,068	$188,068

See Notes to Financial Statements

JOINT EMPLOYERS GROUP
(A Corporation)
Statements of Cash Flows

	Year Ended June 30, 2001	Year Ended June 30, 2000
CASH FLOWS FROM OPERATING ACTIVITIES
Net (Loss) Income	$(86,262)	$96,138
Depreciation Expense	36,740	23,952
(Increase) / Decrease in Accounts Receivable	(543,273)	(64,725)
(Increase) / Decrease in Other Receivables	—	1,100
(Increase) / Decrease in Security Deposits	—	(221,685)
(Increase) / Decrease in Rent Deposits	—	5,625
(Increase) / Decrease in Income Tax Benefit	(28,756)	30,655
(Increase) / Decrease in Income Tax Receivable	10,343	(10,343)
(Increase) / Decrease in Insurance Receivable	285,541	(285,541)
(Increase) / Decrease in Workers' Comp. Funds	(1,296,762)	—
Increase / (Decrease) in Accounts Payable	90,048	37,332
Increase / (Decrease) in Payroll Taxes Payable	83,138	(180,556)
Increase / (Decrease) in Employee Benefits Payable	113,321	94,229
Increase / (Decrease) in Lines of Credit	78,698	125,687
Increase / (Decrease) in Credit Cards	(3,565)	12,007
Increase / (Decrease) in Income Tax Liability	(3,614)	2,168
Increase / (Decrease) in Rent Payable	(5,625)	—
Increase / (Decrease) in Workers' Comp. Premium	70,959	—

Net cash (used) by operating activities	(1,199,070)	(333,957)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Equipment & Adjustments	(37,185)	(76,636)

Net cash (used) by investing activities	(37,185)	(76,636)
CASH FLOWS FROM FINANCING ACTIVITIES
Increase / (Decrease) in Short Term Notes	891,595	55,516
Increase / (Decrease) in Accrued Interest	73,031	—
Increase / (Decrease) in Workers' Comp. Deposits	60,146	—
Prior Period Adjustment Due to Embezzelment	180,779	—

Net cash provided by financing activities	1,205,551	55,516

Net (decrease) in cash	(30,704)	(355,077)
Cash at beginning of year	151,251	506,328

Cash at end of year	$120,548	$151,251

Supplemental Disclosures:
Cash Paid for Interest	$48,519	$5,000

Cash Paid for Income Taxes	$5,945	$6,310

See Notes to Financial Statements

JOINT EMPLOYERS GROUP
(A Corporation)
Notes to Financial Statements
For the Year Ended June 30, 2001

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

        Joint Employers Group (the Company) is a California Corporation and is in the business of leasing its employees. The Company was incorporated on October 25, 1995 under the name of Eazy Ployer Global Resource Supervisory Network. On November 22, 1995 the name was legally changed to Joint Employers Group (A Corporation).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Method

        The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a June 30, year end.

Cash Equivalents

        The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

        The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectable, they are charged to operations when that determination is made.

Property and Equipment

        Property and equipment are carried at cost. Equipment and fixtures are being depreciated using the straight-line method over the estimated asset lives ranging from 3 to 7 years. Leasehold improvements will be amortized using the straight-line method over the shorter of the life of the improvements or the length of the lease. Depreciation expense for the year was $36,740.

NOTE 3. OFFICE FURNITURE AND EQUIPMENT

        Property is stated at cost. Additions, renovations, and improvements are capitalized. Maintenance and repairs, which do not extend asset lives, are expensed as incurred. Depreciation is provided on a straight-line basis over the estimated useful lives ranging from 5 years for tenant improvements, and 5 - 7 years for furniture and equipment.

Office Furniture & Equipment	$197,873
Less Accumulated Depreciation	(80,129)

Net Office Furniture & Equipment	$117,744

NOTE 4. WORKERS' COMPENSATION DEPOSITS

        The Company is self insured for workers' compensation purposes up to $75,000. The Company also carries third party insurance for claims above this threshold. This third party insurance policy requires the Company to maintain $1,300,000 in deposits. To help fulfill this deposit requirement the Company had to borrow funds from third parties and are reflected in the balance sheet as short term notes.

NOTE 5. LINES OF CREDIT

	09/30/01	Monthly Payments	Credit Limit	Interest Rate
Union Bank Line of Credit	$46,651	Varies	50,000	9.25
Bank of America Line of Credit	100,787	Varies	100,000	9.16
Washington Mutual LOC	39,597	Varies	40,000	9.75
Southern California Central LOC	17,350	Varies	20,000	10.00

Total Other Payables	$204,385

        The above is all revolving credit.

NOTE 6. LEASE

        The Company entered into a lease agreement with a non-related party to occupy office space on 12070 Telegraph Road, Suite 100, Santa Fe Springs, Ca. The commencement date was May 1, 1999 with an original term of three years and one three year option. Currently the minimum monthly rent is $6,087.60, and management expects to exercise the option. Rent expense for the three months ended June 30, 2001 was $74,657. Minimum rental payments per year are as follows:

Year:	2001	2002	2003	2004
Minimum rental:	$36,528	$73,056	$73,056	$73,056

NOTE 7. INCOME TAXES

        Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryfowards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

        Deferred tax assets are reduced by a valuation allowance when, in opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

        Currently the Company does not have any timing differences that would require a deferred tax expense or benefit. Income tax benefit for June 30, 2001 is estimated as 25% of the net loss and is due to expire in 20 years. The Company expects to utilize the loss carryforward before it expires.

NOTE 8. EMBEZZLEMENT AND RELATED LITIGATION

        The Company's management discovered a defalcation perpertrated by a former employee over several years. The Company feels it has uncovered the total amount of the loss pertaining to this defalcation through June 30, 2000. The Company recovered a portion of the loss through insurance coverage. However, investigation and litigation related to this matter has generated significant costs. The Company estimates that a total of $447,494 has been spent on legal, audit, consulting, and other related costs and are reflected in the current year statement of operations.

NOTE 9. BASIS OF PRESENTATION AND CONSIDERATIONS RELATED TO CONTINUED EXISTENCE (GOING CONCERN)

        The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

JOINT EMPLOYERS GROUP
(A Corporation)
Notes to Financial Statements
For the Year Ended June 30, 2000

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

        Joint Employers Group (the Company) is a California Corporation and is in the business of leasing its employees. The Company was incorporated on October 25, 1995 under the name of Eazy Ployer Global Resource Supervisory Network. On November 22, 1995 the name was legally changed to Joint Employers Group (A Corporation).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.
Accounting Method

        The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a June 30, year end.

b.
Cash Equivalents

        The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

c.
Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

d.
Accounts Receivable

        The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectable, they will be charged to operations when that determination is made.

e.
Property and Equipment

        Property and equipment are stated at cost. The Company is currently capitalizing all leasehold improvements, equipment, and fixtures. Equipment and fixtures are being depreciated using the straight-line method over the estimated asset lives ranging from 3 to 7 years. Leasehold improvements will be amortized using the straight-line method over the shorter of the life of the improvements or the length of the lease.

NOTE 3. OFFICE FURNITURE AND EQUIPMENT

        Property is stated at cost. Additions, renovations, and improvements are capitalized. Maintenance and repairs, which do not extend asset lives, are expensed as incurred. Depreciation is provided on a straight-line basis over the estimated useful lives ranging from 5 years for tenant improvements, and 5 - 7 years for furniture and equipment.

Office Furniture & Equipment	167,662
Less Accumulated Depreciation	(50,362)

Net Office Furniture & Equipment	$117,300

Depreciation Expense	$23,952

NOTE 4. BASIS OF PRESENTATION AND CONSIDERATIONS RELATED TO CONTINUED EXISTENCE (GOING CONCERN)

        The Company's financial statements have been presented on the basis that is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

NOTE 5. OTHER CURRENT PAYABLES

	06//30/99	Monthly Payments	Credit Limit	Interest Rate
B of A Credit Card	$2,503	Minimum	$5,000	16.40%
American Express- Credit Card	19,015	Minimum	22,000	19.50%
American Express Credit Card	3,335	Minimum	—	—
MBNA American Credit Card	18,315	Minimum	24,000	5.90%

Total Other Payables	$43,168

        The above is all revolving credit.

NOTE 6. LEASE

        The Company entered into a lease agreement with a non-related party to occupy office space on 12070 Telegraph Road, Suite 100, Santa Fe Springs, Ca. Commencement date is May 1, 1999 for $5,625 per month. Rent expense as of June 30, 2000 was $68,434.

  Minimum Rental Payments:

06/30/2001	70,808
02/01/2002	48,701

Total	$119,509

NOTE 7. INCOME TAXES

        Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryfowards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

        Deferred tax assets are reduced by a valuation allowance when, in opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

        Provision for income taxes is summarized as follows:

Year Ended June 30, 2000
Current Income Taxes	$6,310
Less Estimated Payments	(2,697)

Income Taxes Payable	$3,613

        The above represents California Franchise Tax.

        Deferred income taxes reflect the next tax effects of temporary differences between the carrying amount of assets and liabilities for reporting and the amounts used for income tax purposes. The tax effects of items comprising the Company's net deferred tax assets are as follows:

June 30, 1999
Income Tax Benefit:
Income Tax Benefit—Federal	$2,326

Total Income Tax Benefit:	2,326

        Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforward losses are expected to be available to reduce taxable income.

        As of June 30, 1999 the Company has net operating loss carryforwards for federal income tax purposes of approximately $15,421, which expire through 2015. Under federal and state laws, the availability of the Company's net operating loss carryforward may be limited if a cumulative change in ownership of more than 50% occurs within any three year period.

NOTE 8. SUBSEQUENT EVENTS

        The Company has made an agreement to be acquired by Group Now, Inc. (a private company). The Company's financial statements for the year ended June 30, 2000 were audited.

        The Company's management discovered a defalcation perpertrated by a former employee over several years. The Company feels it has uncovered the total amount of the loss pertaining to this defalcation through June 30, 2000. However it has not been determined how much of this total amount belongs in the year ended June 30, 1999 or prior years.

        Management believes that the Company will be able to recover 100% of the loss through insurance coverage.

NOTE 9. PRO-ACTIVE PAYABLE

        Represents an LOC pledged by Pro-Active (a related company) and used as part of the required Workmans Compensation deposit of $195,000. Interest is paid monthly and there is no repayment schedule.

NOTE 10. WORKMANS COMPENSATION—DEPOSIT AND WORKMANS COMP. FUND

        The Company is a self Workmans Compensation insurer company and as such the Company is required to maintain a deposit and a revolving fund of $25,000 that is replenished every time a claim is paid.

NOTE 11. PAID IN CAPITAL

        A shareholder contributed to paid in capital a $71,000 note payable due to him.

[ACI LETTERHEAD]

To the Board of Directors of
JOINT EMPLOYERS GROUP
(A California Corporation)

        We have compiled the accompanying balance sheets of Joint Employers Group as of December 31, 2001 and 2000, and the related statements of operations and shareholders' equity and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

        A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

/s/ ARMANDO C. IBARRA Armando C. Ibarra, CPA
February 22, 2002

JOINT EMPLOYERS GROUP
(A Corporation)
Balance Sheets
As of December 31, 2001 and 2000

	2001	2000
ASSETS
Current Assets
Cash in Bank	$12,952	$253,999
Accounts Receivable	384,913	451,605
Insurance and Other Receivable	—	308,214
Advance on Commissions	100	—
Prepaid Income Taxes	2,332	—

Total Current Assets	400,297	1,013,818
Net Office Furniture & Equipment	112,044	127,742
Other Assets
Workers' Comp. Deposit	1,402,762	145,000
Workers' Comp. Loss Reserve	76,666	—
Workers' Fund	213,787	18,903
Rent Deposit	5,625	5,625
Other Deposits	1,685	1,685

Total Other Assets	1,700,525	171,213

TOTAL ASSETS	$2,212,866	$1,312,773

2

JOINT EMPLOYERS GROUP
(A Corporation)
Balance Sheets
As of December 31, 2001 and 2000

	2001	2000
LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable	$481,145	151,075
Payroll Checks Accrued	118,755	—
Payroll Taxes Payable	70,883	346,375
Employee Benefits Payable	19,987	244,226
Lines of Credit	197,562	138,620
Credit Cards Payable	39,603	43,168
Convertible Notes	25,000	32,199
Short Term Notes for Workers' Comp. Deposits	1,061,595	145,000

Total Current Liabilities	2,014,530	1,100,663
Long-Term Liabilities
Client Workers' Comp. Deposits	70,929	—

Total Long-Term Liabilities	70,929	—

TOTAL LIABILITIES	2,085,459	1,100,663
Stockholders' Equity
Common Stock No par Value, 25,000,000 shares authorized; 20,105,000 and 955,000 shares issued and outstanding for 2001 and 2000, respectively	5,000	5,000
Paid in Capital	71,000	71,000
Retained Earnings	51,407	136,110
Total Stockholders' Equity	127,407	212,110

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,212,866	$1,312,773

3

JOINT EMPLOYERS GROUP
(A Corporation)
Statements of Operations
For the Six Months Ended
December 31, 2001 and 2000

	2001	2000
REVENUES	$25,900,197	$22,231,225
COST OF REVENUES	24,966,029	21,645,364

GROSS PROFIT	934,168	585,861
OPERATING EXPENSES
Selling Expenses	31,887	42,210
New Client Start-up Expenses	169	69,445
General & Operating Expenses	581,490	312,355
Salaries, Wages and Related	355,745	270,395

TOTAL OPERATING EXPENSES	969,291	694,405

LOSS BEFORE OTHER EXPENSES	(35,123)	(108,544)
Other Expenses:
Interest Expense	25,538	10,015

Total Other Expenses	25,538	10,015

NET LOSS	$(60,661)	$(118,559)

4

JOINT EMPLOYERS GROUP
(A Corporation)
Statement of Cash Flows
For the Six Months Ended December 31, 2001 and 2000

	2001	2000
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(60,661)	$(118,559)
Depreciation Expense	20,075	—
(Increase) / Decrease in Accounts Receivable	223,085	(386,880)
(Increase) / Decrease in Advance on Commissions	(100)	(22,673)
(Increase) / Decrease in Income Tax Benefit	28,750	(12,669)
(Increase) / Decrease in Workers' Comp. Funds	213	6,097
(Increase) / Decrease in Workers' Comp. Loss Reserve	(76,666)	0
Increase / (Decrease) in Accounts Payable	325,011	75,750
Increase / (Decrease) in Payroll Checks Accrued	118,755	0
Increase / (Decrease) in Convertible Note	25,000	32,199
Increase / (Decrease) in Payroll Taxes Payable	(287,487)	71,143
Increase / (Decrease) in Workers' Comp. Premium Pay.	(70,959)	0
Increase / (Decrease) in Employee Benefits Payable	(244,166)	93,394
Increase / (Decrease) in Lines of Credit	(6,823)	12,933
Increase / (Decrease) in Client Workers' Comp. Deposit	10,783	0
Increase / (Decrease) in Short Term Notes	75,000	50,000

Net cash provided by operating activities	79,810	(199,265)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Equipment	(14,375)	(10,442)

Net cash (used) by investing activities	(14,375)	(10,442)
CASH FLOWS FROM FINANCING ACTIVITIES
Increase / (Decrease) in Accrued Interest	(73,031)	262,455
Increase / (Decrease) in Workers' Comp. Deposits	(100,000)	50,000

Net cash (used) by financing activities	(173,031)	312,455

Net decrease in cash	(107,596)	102,748
Cash at beginning of period	120,548	151,251

Cash at end of period	$12,952	$253,999

Supplemental Disclosures:
Cash Paid for Interest	$25,538	$10,015

Cash Paid for Income Taxes	$0	$0

5

JOINT EMPLOYERS GROUP
(A Corporation)
Statement of Stockholders' Equity
As of December 31, 2001

	Common Stock Shares	Common Stock Amount	Paid in Capital	Retained Earnings	Total
Balance, June 30, 1998	955,000	$5,000		$(168,920)	$(163,920)
Net Income				90,333	90,333

Balance, June 30, 1999	955,000	$5,000	$—	$(78,587)	$(73,587)

Paid in Capital			71,000		71,000
Net Income				96,138	96,138

Balance, June 30, 2000	955,000	$5,000	$71,000	$17,551	$93,551

Loss Due to Embezzlement				180,779	180,779
Net Income				(86,262)	(86,262)

Balance, June 30, 2001	955,000	$5,000	$71,000	$112,068	$188,068

New Stock Issuances	19,150,000
Net Loss				(60,661)	(60,661)

Balance, December 31, 2001	20,105,000	$5,000	$71,000	$51,407	$127,407

6

JOINT EMPLOYERS GROUP
(A Corporation)
Notes to Financial Statements
For the Six Months Ended December 31, 2001 and 2000

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

        Joint Employers Group (the Company) is a California Corporation and is in the business of leasing its employees. The Company was incorporated on October 25, 1995 under the name of Eazy Ployer Global Resource Supervisory Network. On November 22, 1995 the name was legally changed to Joint Employers Group (A Corporation).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Method

        The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a June 30, year end.

Cash Equivalents

        The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

        The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectable, they are charged to operations when that determination is made.

Property and Equipment

        Property and equipment are carried at cost. Equipment and fixtures are being depreciated using the straight-line method over the estimated asset lives ranging from 3 to 7 years. Leasehold improvements will be amortized using the straight-line method over the shorter of the life of the improvements or the length of the lease. Depreciation expense for the six months ended December 31, 2001 was $20,075.

NOTE 3. OFFICE FURNITURE AND EQUIPMENT

        Property is stated at cost. Additions, renovations, and improvements are capitalized. Maintenance and repairs, which do not extend asset lives, are expensed as incurred. Depreciation is provided on a

7

straight-line basis over the estimated useful lives ranging from 5 years for tenant improvements, and 5 - 7 years for furniture and equipment.

Office Furniture & Equipment	$212,248
Less Accumulated Depreciation	(100,204)

Net Office Furniture & Equipment	$112,044

NOTE 4. WORKERS' COMPENSATION DEPOSITS

        The Company is self insured for workers' compensation purposes up to $75,000. The Company also carries third party insurance for claims above this threshold. This third party insurance policy requires the Company to maintain $1,400,000 in deposits. To help fulfill this deposit requirement the Company had to borrow funds from third parties and are reflected in the balance sheet as short term notes.

NOTE 5. LINES OF CREDIT

	12/31/01	Monthly Payments	Credit Limit	Interest Rate
Union Bank Line of Credit	$46,584	Varies	50,000	9.25
Bank of America Line of Credit	99,971	Varies	100,000	9.16
Washington Mutual LOC	37,556	Varies	40,000	9.75
Southern California Central LOC	13,451	Varies	20,000	10.00

Total Lines of Credit	$197,562

The above is all revolving credit.

NOTE 6. LEASE

        The Company entered into a lease agreement with a non-related party to occupy office space on 12070 Telegraph Road, Suite 100, Santa Fe Springs, Ca. The commencement date was May 1, 1999 with an original term of three years and one three year option. Currently the minimum monthly rent is $6,087.60, and management expects to exercise the option. Rent expense for the six months ended December 31, 2001 was $37,203. Minimum rental payments per year are as follows:

Year:	2001	2002	2003	2004
Minimum rental:	$18,264	$73,056	$73,056	$73,056

NOTE 7. INCOME TAXES

        Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryfowards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

        Deferred tax assets are reduced by a valuation allowance when, in opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

8

        Currently the Company does not have any timing differences that would require a deferred tax expense or benefit. Income tax benefit for December 31, 2001 is estimated as 25% of the net loss and is due to expire in 20 years. The Company expects to utilize the loss carryforward before it expires.

NOTE 8. PAYROLL TAX LIABILITIES

        The Company is currently negotiating an outstanding liability to the Internal Revenue Service. The amount due is approximately $275,000, and is wholly penalties and interest for late deposits in 1999 and 2000. The Company expects to reduce this liability significantly or have it completely abated.

NOTE 9. WORKERS' COMPENSATION LOSS RESERVE

        The Company has paid $165,285 in workers' compensation claims. However, management has disputed a portion of these claims and believes that $76,666 can be recovered. The $76,666 is reflected on the balance sheet as a receivable and will be reviewed and adjusted on a quarterly basis.

NOTE 10. BASIS OF PRESENTATION AND CONSIDERATIONS RELATED TO CONTINUED EXISTENCE (GOING CONCERN)

        The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

9

QuickLinks

TABLE OF CONTENTS
  ITEM 1. CHANGES IN CONTROL OF REGISTRANT
  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
  ITEM 3. BANKRUPCTY OR RECEIVERSHIP
  ITEM 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT
  ITEM 5. OTHER EVENTS.
  ITEM 6. RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
SIGNATURES
INDEPENDENT AUDITORS' REPORT
JOINT EMPLOYERS GROUP (A Corporation) Balance Sheets
JOINT EMPLOYERS GROUP (A Corporation) Balance Sheets (Continued)
JOINT EMPLOYERS GROUP (A Corporation) Statements of Operations
JOINT EMPLOYERS GROUP (A Corporation) Schedules of Costs of Services and Sales Expenses
JOINT EMPLOYERS GROUP (A Corporation) Schedules of General and Operating Expenses
JOINT EMPLOYERS GROUP (A Corporation) Statement of Stockholders' Equity From June 30, 1998 through June 30, 2001
JOINT EMPLOYERS GROUP (A Corporation) Statements of Cash Flows
JOINT EMPLOYERS GROUP (A Corporation) Notes to Financial Statements For the Year Ended June 30, 2001
JOINT EMPLOYERS GROUP (A Corporation) Notes to Financial Statements For the Year Ended June 30, 2000
[ACI LETTERHEAD]
JOINT EMPLOYERS GROUP (A Corporation) Balance Sheets As of December 31, 2001 and 2000
JOINT EMPLOYERS GROUP (A Corporation) Balance Sheets As of December 31, 2001 and 2000
JOINT EMPLOYERS GROUP (A Corporation) Statements of Operations For the Six Months Ended December 31, 2001 and 2000
JOINT EMPLOYERS GROUP (A Corporation) Statement of Cash Flows For the Six Months Ended December 31, 2001 and 2000
JOINT EMPLOYERS GROUP (A Corporation) Statement of Stockholders' Equity As of December 31, 2001
JOINT EMPLOYERS GROUP (A Corporation) Notes to Financial Statements For the Six Months Ended December 31, 2001 and 2000